SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        ---------------------------------

         Date of Report (Date of earliest event reported): June 27, 2002


                                LADISH CO., INC.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                    0-23539                  31-1145953
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
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           (Address of principal executive offices including zip code)


                                 (414) 747-2611
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                         (Registrant's telephone number)


ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 27, 2002, Ladish Co., Inc. dismissed its certifying accountant Arthur Andersen LLP and indicated its intention to change to Deloitte & Touche LLP. During the year ended December 31, 2001 and during the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. For the fiscal year ended December 31, 2001 and during the subsequent interim period, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen LLP's letter dated June 27, 2002 stating that it has found no basis for disagreement with such statements.

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         Simultaneously with the dismissal of its former certifying accountant,
Ladish engaged Deloitte & Touche LLP to act as its certifying accountant, subject to their completion of formal client acceptance procedures. During the two most recent fiscal years and subsequent interim period, Ladish has not consulted with Deloitte & Touche LLP regarding (i) application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Ladish's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         The Audit Committee of Ladish's Board of Directors approved the dismissal of Arthur Andersen LLP and the appointment of Deloitte & Touche LLP as Ladish's certifying accountants.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)    None.

          (b)    None.

          (c)    Exhibits.

                 (i) Letter from Arthur Andersen LLP dated June 27, 2002 to the Securities and Exchange Commission.


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                          LADISH CO., INC.



                                          By:  /s/ Wayne E. Larsen
                                             -----------------------------------
                                                Wayne E. Larsen
                                                Vice President Law/Finance &
                                                Secretary



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